SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported):  December  7,
2005


                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                        December 7, 2005



ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 7, 2005, the Compensation Committee and the Board of Directors approved an Amended Management Incentive Compensation Plan (the "MIC Plan"). The MIC Plan is a continuation, amendment and restatement of the Company's existing Management Incentive Compensation Plan and the G2G Incentive Bonus Plan. The MIC Plan contains two components: the Annual MIC Program, which affords executive officers and key employees the opportunity to earn cash incentive awards up to specified percentages of base salary for achieving specified performance goals; and the G2G Incentive Bonus Program, which offers a limited number of up to 25 executive officers and key employees the opportunity to earn up to 100% of their base salary for fiscal 2007 for the achievement of a targeted level of cumulative net earnings (excluding earnings from real estate gains) for fiscal years 2005 to 2007.

     In addition, on December 7, 2005, the Compensation Committee awarded bonuses under the MIC Plan and established performance objectives for the 2006 fiscal year for executive officers, including the Chief Executive Officer and the other four most highly compensated executive officers (the "Named Executive Officers"). The Compensation Committee also awarded to certain executive officers and key employees nonqualified options to purchase common stock of the Company. These options vest ratably over a five year period, commencing on the first anniversary of the grant date and expire on the tenth anniversary of the grant date (subject to earlier termination as described in the option agreements). The stock option awards approved by the Compensation Committee included the following awards to the Named Executive
Officers:

          Edward L. Baker                      15,000
          Chairman

          John D. Baker II                     15,000
          President and CEO

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          John D. Milton, Jr.                  12,500
          Executive Vice President and CFO

          Thompson S. Baker II                 12,500
          Vice President

          George S. Hossenlopp                 10,000
          Vice President

          Clarron Render                       10,000
          Vice President

      Additional information regarding the compensation of the Named Executive Officers will be included in the Company's proxy statement that will be filed with the Securities and Exchange
Commission and mailed to shareholders in December 2005.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date: December 13, 2005            By:  /s/ John D. Milton, Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                   Executive   Vice  President,
                                   Treasurer and Chief Financial
                                   Officer



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